                                                                   EXHIBIT 10.42

                               FORMATION AGREEMENT

                                  by and among

                              THE PRINCETON REVIEW
                           PUBLISHING COMPANY, L.L.C.

                                       and

                              THE PRINCETON REVIEW
                              PUBLISHING CO., INC.

                                       and

                              THE PRINCETON REVIEW
                                MANAGEMENT CORP.

                                       and

                            THE INDEPENDENT PRINCETON
                               REVIEW FRANCHISEES

                         LIST OF SCHEDULES TO AGREEMENT

Schedule 1.1(b)       -   Contracts

Schedule 1.1(t)       -   Governmental Approvals

Schedule 1.1(w)       -   Student Access Contracts

Schedule 4.1(c)       -   Approvals and Notices Required by TPRM and Old PUB;
                          Conflicts with Instruments

Schedule 4.1(d)       -   Title Exceptions

Schedule 4.1(e)       -   Legal Proceedings

Schedule 4.1(f)       -   Defects in Contracts

Schedule 4.1(g)(i)    -   Trademark, Trade Name or Copyright Registrations

Schedule 4.1(g)(ii)   -   Applicable Marks Filing

Schedule 4.1(i)       -   Defects in Governmental Approvals

Schedule 4.1(j)       -   Conduct of Business and Compliance with Regulatory and
                          Contractual Requirements

Schedule 4.1(n)       -   Rights Reservations

Schedule 4.1(p)       -   Labor Matters

Schedule 4.1(r)       -   Material Assets

Schedule 4.1(s)       -   Financial Information

Schedule 4.1(v)       -   Affiliate Transactions

                          LIST OF EXHIBITS TO AGREEMENT

Exhibit A             -   Franchisees
Exhibit B             -   Certificate of Formation

                               FORMATION AGREEMENT

         FORMATION AGREEMENT, dated effective as of May 31, 1995 ("Effective Date"), by and among (i) THE PRINCETON REVIEW PUBLISHING COMPANY, L.L.C., a Delaware limited liability company (the "Company"), (ii) THE PRINCETON REVIEW PUBLISHING CO., INC., a New York corporation ("Old PUB"), (iii) THE PRINCETON REVIEW MANAGEMENT CORP., a Delaware corporation ("TPRM"), and (iv) the persons identified as "Franchisees" on Exhibit "A" attached hereto (the "Franchisees").

                                    RECITALS

A. TPRM owns all right, title and interest in and to the use of the trade names, trademarks and service marks THE PRINCETON REVIEW, STUDENT ACCESS and REVIEWARE (such trade names, trademarks and service marks, together with any and all trade names, trademarks and service marks which are now or hereafter owned or used by TPRM, being herein collectively called the "Applicable Marks").

B. In connection with the exploitation of the Applicable Marks, TPRM is engaged in developing, marketing and servicing test preparation businesses through franchised outlets pursuant to written franchise agreements ("Franchise Agreements") with independent franchisees and franchisees affiliated with TPRM. The collection of business activities engaged in and offered through TPRM's franchisee network pursuant to the terms of the Franchise Agreements is hereinafter referred to as the "Test Preparation Business".

C. TPRM has also entered into a License Agreement of even date herewith with Old Pub (herein called the "TPRM License Agreement"), pursuant to which it has granted Old Pub the exclusive rights to use and exploit the Applicable Marks in the conduct of the Publishing Business. As used herein, the term "Publishing Business" shall mean and refer to (A) the businesses previously or currently engaged in by Old PUB and (B) any and all other businesses (except for the Test Preparation Business), whether now or hereafter conducted, which (i) relate to, involve or are competitive with the TPR Method or (ii) use the Applicable Marks in any part of the conducting thereof. The "Publishing Business" shall include, without limitation, the business of creating, publishing and marketing books, videotapes, audiotapes, computer software and other products or services. As used herein, the term "TPR Method" shall mean instruction for academic subjects, computer usage, languages, negotiation, financial aid, test preparation or admissions advice for actual or prospective grade school, high school, college, graduate or professional school students or adults.

D. Pursuant to its Franchise Agreement with TPRM, each Franchisee currently has certain territorial protection rights that may preclude TPRM and Old PUB from conducting a portion of the Publishing Business in such Franchisee's franchise territory.

E. The parties desire to enter into this Formation Agreement to provide for the formation of the Company and to have the Company conduct the Publishing Business. In connection with such formation, (i) Old PUB shall contribute the Publishing Business to the Company, in exchange for the issuance to Old PUB of 8,238.12 units of voting membership interests (herein collectively the "Old PUB Units") and (ii) each Franchisee shall contribute the Territorial Right to the Company in exchange for the number of units of non-voting membership interests set forth opposite each such Franchisee's name on Exhibit "A" (collectively, the "Franchisees Units"). As used herein, the term "Territorial Right" shall mean, with respect to each Franchisee, its agreement hereby made by such Franchisee for the benefit of the Company that the Company may, notwithstanding the provisions of such Franchisee's Franchise or any other Agreement, pursue the Publishing Business in such Franchisee's franchised territory (subject to the limitations described herein).

                                    AGREEMENT

         In consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions of the parties contained herein, it is hereby agreed as follows:

1.       Contribution by Old PUB; Assumption of Certain Liabilities.

         1.1. Transfer of Assets. On the terms and subject to the conditions set forth in this Agreement, effective as of the Effective Date, Old PUB shall convey, assign, grant, transfer and deliver to the Company, as a capital contribution in exchange for the Old PUB Units, all of the OLD PUB assets, rights and properties however owned as of the Effective Date and used directly or indirectly in the conduct of the Publishing Business or otherwise associated with or related thereto (the "Assets"), including without limitation:

                  (a) All computer programs, in object and source code form, flow charts, layouts, user's manuals, operator's manuals and other documentation in human readable or machine readable form developed by or for Old PUB in connection with the conduct of the Publishing Business, and all copyrights, trade secrets or know-how related thereto (the "Software");

                  (b) All right, title and interest of Old PUB in, to and under all contracts, license agreements, leases and other arrangements which are related to the conduct of the Publishing Business, including but not limited to the TPRM License Agreement, publishing contracts, manuscript and editorial/consulting agreements, advertising agreements and advertising sales representative agreements, distribution agreements, development and marketing agreements, endorsement contracts, and those agreements listed on Schedule 1.1(b) hereto (collectively, the "Contracts");

                  (c) All circulation records relating to any Published Product (as defined in Section 2.3 hereof) including, but not limited to specific names of all buyers, addressees, zip codes and prices paid;

                  (d) All promotional materials relating to any Published Product, including any and all plates and camera-ready copy, new promotion letters, flyers, reply cards and any other printed matter in Old PUB's possession or control relating to the promotion of any Published Product;

                  (e) All promotion and marketing records relating to any Published Product or the Publishing Business, including any and all records of mailing lists used, packages used, dates mailed, rates of return, sample mailing pieces, space advertising and the like;

                  (f) All records of inquiries and prospects of the Publishing Business, including, without limitation, any and all correspondence, directories, attendance lists or labels;

                  (g) All subscriber correspondence files, including, without limitation, any and all correspondence regarding subscriptions, refunds, and editorial matters relating to any Published Product;

                  (h) All back issues or other inventories of any Published Product which Old PUB may now possess;

                  (i) All existing records in the possession or control of Old PUB relating to advertising sales for any Published Product or the Publishing Business, including, but not limited to (i) copies of all past, present and pending advertising sales contracts and all advertising sales representative agreements; (ii) all lists of past, present or prospective advertisers; (iii) any and all material which may provide guidance to the advertising sales representatives concerning the sale of advertising for the Publishing Business; and (iv) for each advertising sales account, a listing of the company name, address, phone number, contact history and sales history;

                  (j) All of Old PUB's rights to use any and all editorial and promotional copy previously written or developed by or for Old PUB for the Publishing Business, including any and all rights to promotional copy, direct mail packages, renewal packages and media kits;

                  (k) All rights of Old PUB to use (whether as owner, licensee or otherwise) all mechanicals, photos, logos and other art work which may be utilized in or developed for or in connection with the Publishing Business, whether or not in Old PUB's physical possession;

                  (l) All right, title and interest of Old PUB in, to and under any oral or written bid, quotation or proposal relating to the sale or licensing of any Published Product;

                  (m) All trade secrets, technical knowledge and other intellectual property (including all copyright registrations and all other copyrights or copyrightable work owned by Old PUB) used by Old PUB in connection with the conduct of the Publishing Business other than TPRM's interest in the Applicable Marks (the "Intellectual Property");

                  (n) All rights, claims or choses in action of Old PUB against any person relating to any other Asset;

                  (o) All rights of Old PUB in tangible personal property associated with the Publishing Business and all warranties and guarantees, if any, express or implied, existing for the benefit of Old PUB in connection with such tangible property to the extent assignable;

                  (p) The accounts receivable of Old PUB as of the Effective Date (the "Accounts Receivable");

                  (q) All personnel files and other materials relating to any employees of Old PUB who are to be offered employment by the Company;

                  (r) All records of compliance and noncompliance with the laws, regulations, ordinances and orders applicable to the Publishing Business;

                  (s) All deposits, prepayments and prepaid expenses relating to the operations of the Publishing Business by Old PUB;

                  (t) The rights of Old PUB under all licenses, permits, franchises issued by any federal, state, provincial or municipal authority relating to conduct of the Publishing Business ("Governmental Approvals"), including without limitation, those listed on
                           Schedule 1.1(t) hereto, to the extent that such Governmental Approvals are transferable;

                  (u) All goodwill of Old PUB relating to the Assets and the Publishing Business as a going concern other than goodwill attributable to the Applicable Marks which shall inure solely to the benefit of TPRM;

                  (v) All cash and cash equivalent or similar types of investments, such as certificates of deposit, treasury bills, and other marketable securities, including any cash contributed to Old PUB pursuant to
                           Section 5.3(e);

                  (w) All contracts and membership lists and other properties owned by Student Access, Ltd., a Delaware corporation ("Student Access"), including those agreements listed on Schedule 1.1(w) hereto;

                  (x) To the extent not otherwise covered, the originals of all information, files, records, data and contracts related to any of the other Assets;

                  (y) Claims for refunds of taxes and other governmental charges; and

                  (z) The financial records, tax records and corporate policies and procedures manuals of Old PUB.

         1.2. Instruments of Conveyance and Transfer. Effective as of the Effective Date, Old PUB shall deliver or cause to be delivered to the Company the following:

                  (a) Assignments and bills of sale transferring to the Company good and valid title to the Assets, free and clear of all liens, claims and encumbrances except as shown on Schedule 4.1(d) hereto or as otherwise specifically permitted pursuant to the terms of this Agreement, and all in a form reasonably satisfactory to the Company and the Franchisees;

                  (b) To the extent available, originals of all of the contracts, agreements, commitments, books, records, files and other data that are included in the Assets; and

                  (c) Such other instruments of transfer and assignment in respect of the Assets as the Company and the Franchisees shall reasonably require pursuant to written notice given no less than twenty (20) days prior to the Effective Date and as shall be consistent with the terms and provisions of this Agreement.

Prior to the Closing, Old PUB will take such steps as may be requisite or appropriate so that no later than the close of business on the Effective Date, the Company to the extent reasonably practicable will be placed in actual possession and control of all of the Assets. Without limiting the generality of the foregoing, Old PUB agrees it shall use its reasonable best efforts to obtain all material consents and approvals of third parties required for the transfer of the Assets contemplated herein.

         1.3. Further Assurances. From time to time after the Closing, Old PUB will execute and deliver, or cause to be executed and delivered, without further consideration, such other instruments of conveyance, assignment, transfer and delivery and will take such other actions as the Company and the Franchisees may reasonably request in order to more effectively consummate the transactions contemplated by this Agreement and to transfer, convey, assign and deliver to the Company, and to place the Company in possession and control of any of the Assets, or to enable the Company to exercise and enjoy all rights and benefits of Old PUB with respect thereto.

         1.4. Assumed Liabilities. The Company will (i) assume and pay, perform, fulfill and discharge all asserted and unasserted obligations of Old PUB as of the Effective

                  Date, and (ii) pay, perform, fulfill and discharge all obligations of Student Access which are due and payable (or performable) subsequent to the Effective Date under the contracts of Student Access listed on Schedule 1.1(w) (the "Assumed Liabilities"). The obligations of the Company with respect to the Assumed Liabilities are subject to whatever rights the Company may have under this Agreement or otherwise for a breach by Old PUB or TPRM of any representation, warranty, covenant or agreement contained in this Agreement.

         1.5. Special TPRM Covenant and Agreement. TPRM hereby acknowledges and agrees that it and Old PUB are both controlled by John S. Katzman. TPRM further acknowledges and agrees that without the obligations undertaken by TPRM under the terms of this Agreement, the Franchisees would not be willing to enter into this Agreement. TPRM further covenants and agrees that it will cause Old PUB to timely and properly perform and comply with all of Old PUB's obligations hereunder to the Company and/or Franchisees, and TPRM hereby unconditionally guarantees all such obligations.

2. Contribution by Princeton Review Franchisees. On the terms and subject to the conditions set forth in this Agreement, effective as of the Effective Date, each of the Franchisees does hereby convey, assign, grant, transfer and deliver to the Company, as a contribution to the capital of the Company and in exchange for the number of Franchisees Units set forth opposite such Franchisee's name on Exhibit "A" attached hereto, the Territorial Right by agreeing with the Company, for the Company's sole and exclusive benefit, as follows:

         2.1. Subject to the provisions of Section 2.4 hereof, the Company shall have the right, notwithstanding anything to the contrary contained in such Franchisee's Franchise Agreement with TPRM or any other agreement or understanding made prior to the Closing Date, to market in Franchisee's franchised territory any Published Product (herein defined) using the Applicable Marks or any other names and marks, whether created prior or subsequent to the Effective Date.

         2.2. As used herein the term "Published Product" shall mean any product which is sold, leased or otherwise provided to customers and which does not include, as any part thereof, (i) face-to-face instruction of a customer or (ii) instruction delivered through real time (i.e. not pre-recorded or delayed transmissions) interactive technology that simulates a classroom or tutoring experience.

         2.3. As used herein the term "Test Preparation Product" shall mean any kind of Published Product which is sold, leased or otherwise provided to customers and which primarily addresses a college or graduate school admissions test.

                  (a) If two or more Test Preparation Products are marketed as a single item, that item will itself be considered a Test Preparation Product, whose suggested retail price, if it does not have its own, shall be the sum of the suggested retail prices of its components. Two or more Test Preparation Products shall be considered to be "marketed as a single item" for purposes hereof, if such Test Preparation Products are physically packaged together, offered for sale with a single price or with a discount for buying all of them; or advertised or marketed as component parts of a complete set.

                  (b) Any two or more Test Preparation Products (after application of clause (a) above) which (i) primarily address the same admissions test, (ii) are in the same media (examples of types of "media" for these purposes include Macintosh compatible disks, MS/DOS compatible disks, printed materials and videotapes); and (iii) are not themselves components of other Test Preparation Products in the same media, shall be deemed to be one Test Preparation Product with one suggested retail price equal to the sum of the suggested retail prices of all the separate Test Preparation Products. For purposes of clause (ii) in the immediately preceding sentence, a Test Preparation Product which is composed of separate items in different media shall be deemed to be in the media of the most expensive component item of such Test Preparation Product.

         2.4. Notwithstanding the provisions of Section 2.1 hereof, the following provisions shall apply:

                  (a) The Company shall not have the right to market in Franchisee's franchised territory any Test Preparation Product which has a suggested retail price in excess of the then Maximum Allowable Price, unless the marketing of such Test Preparation Product is approved by an 85% Zee Vote (as that term is defined and used in the various Addenda entered into between TPRM and each of the Franchisees of even date herewith). With respect to any structured curriculum taught on-line (e.g. through a computer or video network) which is sold at an hourly rate, the hourly selling price of such curriculum shall be deemed to equal, for purposes of this Section 2.4(a), the greater of (i) 18.75% of the then Maximum Allowable Price; or (ii) the actual retail hourly selling price thereof.

                  (b) The Company shall not (i) encourage any school, organization or other person to use any Test Preparation Product for the conducting of a class or other course for any group of students; or (ii) intentionally create confusion that any Test Preparation Product is the same product as any course taught by the Franchisees pursuant to their respective Franchise Agreements with TPRM.

                  (c) The Territorial Right is not assignable or transferable to any person or entity other than a person or entity that is simultaneously acquiring all of the Company's rights under the TPRM License Agreement.

         2.5. As used herein, the term "Maximum Allowable Price" shall mean, until December 31, 1995, $80.00. In order to reflect subsequent changes in the average cost of products similar to Test Preparation Products, the parties agree that the Maximum Allowable Price shall be adjusted on December 31, 1995 and each December 31 thereafter, by a percentage amount equal to the average percentage change in the Applicable Indices (herein defined) from the December of the previous year. As used herein, the term "Applicable Indices" shall mean and refer to the following:

                  (a) The "Information Processing Equipment" Index published monthly by the Bureau of Labor Statistics as one of the expenditure categories of the Consumer Price Index for all Urban Consumers ("CPI");

                  (b) The "School Books and Supplies" Index published monthly by the Bureau of Labor Statistics as one of the expenditure categories of the CPI; and

                  (c) The "Tuition and Other School Fees" Index published monthly by the Bureau of Labor Statistics as one of the expenditure categories of the CPI.

         2.6. The Franchisees hereby withhold any permission granted above for the Company or its Affiliates to exploit electronically the following titles until there is an agreement between TPRM, John Katzman, David Owen and Adam Robinson, and the Company in a form satisfactory to John Katzman, modifying the terms of all prior agreements between the parties with respect to the exploitation of such titles: "Cracking the SAT", "Cracking the GMAT", "Cracking the GRE" and "Cracking the LSAT".

3. Closing. The closing with respect to the transactions provided for in this Agreement (the "Closing") is taking place effective as of the Effective Date.

4.       Representations and Warranties.

         4.1. Representations and Warranties of TPRM and Old PUB. TPRM and Old PUB represent and warrant, jointly and severally, to the Company and the Franchisees, the following:

                  (a) Due Organization; Good Standing and Power. Each of TPRM and Old PUB is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Old PUB has all corporate power and authority to own the Assets and to conduct the Publishing Business as now conducted. Each of Old PUB and TPRM has all requisite power and authority to enter into this Agreement and each other agreement, conveyance and assignment provided for or contemplated herein (the "Other Agreements") and to perform their respective obligations hereunder and thereunder.

                  (b) Authorization and Validity of Agreement. The execution, delivery and performance of this Agreement and the Other Agreements by each of Old PUB and TPRM and the consummation by each such party of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of each such party. No other corporate or shareholder action is necessary for the authorization, execution, delivery and performance by Old PUB or TPRM of this Agreement or any Other Agreement and the consummation by them of the transactions contemplated hereby and thereby. This Agreement and the Other Agreements have been duly executed and delivered by Old PUB and TPRM and constitute the legal, valid and binding obligations of Old PUB and TPRM, enforceable against such parties in accordance with their terms.

                  (c) No Approvals or Notices Required; No Conflict with Instruments. Except as described in Schedule 4.1(c) hereto, the execution, delivery and performance of this Agreement or any Other Agreement by Old PUB and TPRM and the consummation by it of the transactions contemplated hereby and thereby (i) will not violate in any material respect (with or without the giving of notice or the lapse of time or both) or require any consent, approval, filing or notice under, any provision of any law, rule or regulation, court order, judgment or decree applicable to Old PUB or TPRM and (ii) will not in any material respect conflict with, or result in the breach or termination of any material provision of, or constitute a material default under, or require any consent or approval, or result in the acceleration of the performance of the obligations of Old PUB or TPRM under, or result in the creation of a lien, charge or encumbrance upon a portion of the Assets pursuant to, the Articles of Incorporation or Bylaws of Old PUB or TPRM, or any indenture, mortgage, deed of trust, lease, licensing agreement, or material contract, instrument or Other Agreement to which either such entity is a party or by which it or any of the Assets are bound or affected.

                  (d) Title to Properties; Absence of Liens and Encumbrances. Old PUB owns and will transfer to the Company as of the Effective Date, good and valid title to all of the Assets, free and clear of all claims, liens, security interests, charges, leases, encumbrances, licenses or sublicenses and other restrictions of any kind and nature, except as specified on Schedule 4.1(d) hereto or the encumbrances and restrictions set forth in the contracts disclosed pursuant to this Agreement, or which would not otherwise materially interfere with the use and enjoyment of such Assets by the Company.

                  (e) Legal Proceedings. Except as described in Schedule 4.1(e) hereto, (i) there is no litigation, proceeding, claim or governmental investigation pending or, to the knowledge of Old PUB and TPRM, threatened seeking relief or damages which, if granted, would materially and adversely affect Old PUB, or the ownership, use or operation of any of the Assets or the results of operations of the Publishing Business and (ii) Old PUB has not been charged with any violation of or, to the knowledge of Old PUB and TPRM, threatened with a charge or violation of, nor are Old PUB or TPRM aware of any facts or circumstances that, if discovered by third parties, could give rise to a charge or a violation of, any provision of law or regulation which charge or violation, if determined adversely to Old PUB, would materially and adversely affect the ownership, use or operation of any of the Assets or the results of operations of the Publishing Business.

                  (f) Contracts and Commitments. Old PUB and Student Access are not parties to any material Contract relating to the Publishing Business other than as listed or described on Schedule 1.1(b) or Schedule 1.1(w). Except as may be disclosed on Schedule 4.1(f) hereto, each material Contract is valid and enforceable in accordance with its terms, and Old PUB (or Student Access) is not in breach in the performance, observance or fulfillment of any obligation, covenant or condition contained therein, and no event has occurred which (with or without the giving of notice or lapse of time, or both) would have a material adverse effect on the ownership, use, or operation of any of the Assets or the results of operations of the Publishing Business, and to the knowledge of Old PUB and TPRM, no party is in breach, default or noncompliance with the terms thereunder. Old PUB has not received any notice or claim that it is in breach of any provision of any material Contract. Old PUB has delivered to the Company true and complete copies of all the written Contracts listed on Schedule 1.1(b) and Schedule 1.1(w), as amended.

                  (g)      Intellectual Property and Applicable Marks.

                           (i)      Excluding the Applicable Marks, the
                                    Intellectual Property (including any
                                    licensing of intellectual property)
                                    constitutes all intellectual property used or needed by Old PUB to conduct the Publishing Business in the ordinary course, and Old PUB has the unrestricted ownership right to convey to the Company all such Intellectual Property. To the knowledge of Old PUB and TPRM, there is no basis for assertion by any person of any claim against Old PUB or the Company with respect to the use by Old PUB or the Company of any of the Intellectual Property. Old PUB is not infringing or violating, and to the knowledge of Old PUB and TPRM, Old PUB has not infringed or violated, any rights of any person with respect to any of the Intellectual Property, and the Intellectual Property is not subject to any order, injunction or agreement respecting its use. To the knowledge of Old PUB and TPRM, no others have infringed or are infringing upon the Intellectual Property. As of the date hereof, Old PUB has filed no trademark or trade name or copyright registrations with respect to the Publishing Business, except those set forth on Schedule 4.1(g)(i) hereto.

                           (ii) TPRM owns all the Applicable Marks, free and clear of any right, title and interest, claim or encumbrance of any third party. TPRM has the unrestricted ownership right to license the Applicable Marks to Old PUB pursuant to the terms of the TPRM License Agreement. There is no claim or demand known to either TPRM or Old PUB of any person pertaining to, or any proceedings which are pending or, to the best knowledge of Old PUB and TPRM, threatened, which challenges the right of TPRM or Old PUB in respect of any Applicable Mark. No Applicable Mark is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator or administrative agency, or, to the knowledge of Old PUB and TPRM, infringes or is being infringed by others. Schedule 4.1(g)(ii) lists all pending or existing federal or state trademark applications or registrations filed by or granted to TPRM with respect to the Applicable Marks. Old PUB has the right to transfer the TPRM License Agreement to the Company pursuant to the terms hereof.

                  (h) Software. Old PUB has rights to the Software, the nature of which varies among the total collection pursuant to applicable agreements, but which rights taken together are sufficient to allow Old PUB to conduct the Publishing Business in the manner presently conducted. The rights, title and interest in and to the Software contributed herein by Old PUB consist of all those under which Old PUB has conducted the Publishing Business as of the Closing, and Old PUB has exercised reasonable care and prudent business practices to protect its rights in such Software.

                  (i)      Governmental Approvals. Except as described on
                           Schedule 4.1(i) hereto, Old PUB has and is fully authorized to assign to the Company, all Governmental Approvals, and such Governmental Approvals are in full force and effect and constitute the only licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities required for the ownership, use or operation of the Assets or the conduct of the Publishing Business, the failure of which to obtain or maintain would individually or in the aggregate materially and adversely affect the ownership, use or operation of any of the Assets or the results of operations of the Publishing Business.

                  (j) Conduct of Business in Compliance with Regulatory and Contractual Requirements. Except as described on
                           Schedule 4.1(j) hereto, Old PUB has conducted the Business so as to comply with all applicable laws, ordinances, codes, regulations, rights of concession, licenses, know-how or other proprietary rights of others, the failure to comply with which would individually or in the aggregate materially and adversely affect the ownership, use or operation of any of the Assets or the results of operations of the Publishing Business.

                  (k) Certain Fees. Old PUB and TPRM and their officers, representatives and employees have not employed any broker or finder or incurred any other liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

                  (l) Books and Records. All of the books and records relating to the Assets and the conduct of the Publishing Business (including all of the books and records of the type referred to in Section 1.1 hereof) have in all material respects been prepared and maintained in accordance with good business practices and, where applicable, in conformity with generally accepted accounting principles and in compliance with all applicable laws, regulations and other requirements.

                  (m) Taxes. Old PUB has caused to be timely filed with appropriate federal, state, local and other governmental authorities all tax returns, information returns or statements and reports required to be filed with respect to the Assets or the conduct of the Publishing Business and have paid or caused to be paid all taxes shown to be due on such returns or reports, except for any non-filing which would not have a material and adverse effect on the Assets or the results of operations of the Publishing Business. Old PUB has not received and neither it nor TPRM has any knowledge of any notice of deficiency or assessment or proposed deficiency or assessment with respect to any of the Assets or the conduct of the Publishing Business from any taxing authority, and there are no outstanding agreements or waivers that extend any statutory period of limitations applicable to any federal, state or local income or franchise tax returns that include or reflect the use and operation of the Assets or the conduct of the Publishing Business.

                  (n) Rights of Third Parties. The Assets are transferable and assignable to the Company as contemplated by this Agreement without the waiver of any right of first refusal or the consent of any other party being obtained, and there exists no preferential right of purchase in favor of any person with respect to any of the Assets, Old PUB or the Publishing Business, subject to the reservations of rights contained in the agreements listed on Schedule 4.1(n) hereto.

                  (o)      Disclosure. No representation or warranty in this
                           Section 4.1 or in any Schedule or Exhibit to this Agreement, or in any written statement, certificate or other document furnished to the Company or the Franchisees contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements therein not misleading.

                  (p) Labor Matters. To the knowledge of Old PUB and TPRM, there are no controversies pending or threatened between Old PUB and any of its employees or former employees, which controversies have or could reasonably be expected to have a material adverse effect on the Assets or the results of operations of the Publishing Business. Except as set forth on
                           Schedule 4.1(p) hereto, Old PUB has no collective bargaining agreements, employment contracts, employee benefit plans or any other binding agreements relating to the employment of any of its employees. To the knowledge of Old PUB and TPRM, Old PUB is in substantial compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, except for where the failure to so comply would not materially and adversely affect the Assets or the results of operations of the Publishing Business, and Old PUB is not engaged in any unfair discriminatory labor practice; no unfair labor practice complaint against Old PUB is pending before the National Labor Relations Board; there is no labor strike, dispute, slow down or stoppage actually pending or, to the knowledge of Old PUB, threatened against or involving Old PUB or the Publishing Business; to the knowledge of Old PUB and TPRM, no representation question exists with respect to the employees of Old PUB; no collective bargaining agreement is currently being negotiated by Old PUB; Old PUB has not experienced any work stoppage or other similar labor difficulty since formation of Old PUB; and to the knowledge of Old PUB and TPRM, there are no claims against Old PUB pending before the Equal Employment Opportunity Commission.

                  (q) Benefit Plans. No action or failure to take action by Old PUB or TPRM prior to the Closing (including the consummation of the transactions contemplated hereby) has created or will create any lien in favor of the Pension and Benefit Guaranty Corporation or any beneficiary under any Plan or in favor of any other person or entity pursuant to ERISA or any other similar law, rule or regulation.

                  (r) Material Assets. The Assets constitute all the assets necessary to conduct the Publishing Business in the manner now presently conducted by Old PUB, except as otherwise disclosed on Schedule 4.1(r) attached hereto. Upon the consummation of the transaction provided for herein, Old PUB will not have assets, in the aggregate, of material value.

                  (s) Financial Information and Absence of Certain Changes. Attached hereto as Schedule 4.1(s) are (i) the unaudited balance sheet of Old PUB as at December 31, 1994 and the related statement of operation and schedule of selling, general and administrative expenses for the fiscal year then ended; and (ii) an unaudited balance sheet of Old PUB as at March 31, 1995 and the related statement of operation and schedule of selling, general and administrative expenses for the three months then ended, including in each case, notes thereto, if any. Such financial statements are true, complete and correct in all material respects and prepared in accordance with generally accepted accounting principles applied on a consistent basis. The balance sheets represent fairly the financial position of Old PUB as of the respective dates thereof, and the statement of operation and schedule of expenses included in such financial statements present fairly the results of operation and expenses of Old PUB for each of the periods covered thereby. As of December 31, 1994 and March 31, 1995, except as disclosed on Schedule 4.1(s) Old PUB did not have any material liabilities (including any relating to the Publishing Business), whether absolute, accrued or contingent, whether due or to become due, which were not reserved against in, or reflected on, the respective balance sheets as of such dates in accordance with and to the extent required by generally accepted accounting principles. Since December 31, 1994, except as otherwise disclosed on Schedule 4.1(s), there has not been (A) any material adverse change in the financial condition, assets, liabilities, earnings, business prospects or customer supply relationships of the Publishing Business, (B) any material damage, destruction or loss adversely affecting the Publishing Business or any of the Assets, (C) any sale, assignment, transfer, lease or other disposition of any material asset of Old PUB other than sales of inventory in the ordinary course of the Publishing Business, (D) any change by Old PUB in accounting methods or principles or the application thereof or any change in Old PUB's policies or practices with respect to reserves for bad debts, inventory obsolescence or other items affecting working capital, (E) any waiver by Old PUB of any rights that, singly or in the aggregate are material to the Publishing Business, the Assets or the financial condition or the results of operations of the Publishing Business, (F) any mortgage or pledge of or grant of a lien or security interest in any of the Assets, or (G) any contract or commitment to do or cause to be done any of the foregoing. Without limiting the generality of the foregoing, since the December 31, 1994 balance sheet, Old PUB has not incurred or become subject to or agreed to incur or become subject to, any obligation or liability, absolute or contingent, except current liabilities incurred in the ordinary course of business.

                  (t) Employee Information. Old PUB has delivered or made available to the Company and the Franchisees an accurate list and summary description of the following:

                           (i) the names and titles of and current annual base salaries or hourly rates for all key employees involved in the conduct of the Publishing Business, together with a statement of the full amount and nature of any other remuneration, whether in cash or kind, paid to each such person during the current fiscal year; and

                           (ii) with respect to each consultant or other third party who provides personal service in connection with the Publishing Business, the same information as described above, but only if the yearly compensation to such consultant or other third party exceeds $10,000.

                  The foregoing information shall not be understood to be a representation as to the personnel needs and costs of the Company.

                  (u) Accounts Receivable. All of the Accounts Receivable are valid and enforceable claims and are not subject to any valid defenses or offsets, and, to the knowledge of Old PUB and TPRM, may be collected by use of efforts customary in the industry.

                  (v) Transaction with Affiliates. Schedule 4.1(v) hereto lists all written contracts or agreements Old PUB has with any of its affiliates (including TPRM). There are no such material unwritten contracts between the Company and any affiliates.

                  (w) Special PUB Representations. Attached as Exhibit "B" is a true and accurate copy of the Certificate of Formation of the Company, and such Certificate has not been amended as of the Effective Date. As of the date hereof, no units of voting or non-voting membership interests of the Company have been issued or sold and the Company has no obligation to issue any such units pursuant to outstanding options, warrants, or otherwise, except as specifically contemplated by the terms of this Agreement or as described on Schedule 4.1(w) attached hereto. Except for the filing of the Certificate of Formation, prior to the Effective Date, the Company has taken no corporate or other action.

                  (x) Business Plan. Old PUB has provided to the Franchisees all current written information in its possession that relates to the proposed business plans for the Publishing Business, including all financial projections and other financial information relating thereto, and is not information provided to OLD PUB by a third party which is subject to a confidentiality obligation in favor of such third party. It is understood that Old PUB makes no representation or warranty whatsoever with respect to the accuracy or completeness of any such document or projection, or with respect to the underlying assumptions or achievability thereof.

         4.2. Representations and Warranties of Franchisees. Each of the Franchisees, severally, but not jointly, represents and warrants to the Company, TPRM, and Old PUB as follows:

                  (a) Due Organization; Good Standing and Power. Each corporate Franchisee is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and is duly qualified to do business and is in good standing in all jurisdictions in which it is required to be so qualified, except for where the failure to so qualify would not be material. Each corporate Franchisee has full power and authority to enter into and carry out this Agreement and the Other Agreements, and to perform its respective obligations hereunder and thereunder. Each individual Franchisee is under no limitation or restriction to enter into and carry out this Agreement and the Other Agreements and to perform his or her obligations under them.

                  (b) Validity of Agreement. The execution, delivery and performance of this Agreement and the Other Agreements by each corporate Franchisee and the consummation by such Franchisees of the transactions contemplated hereby has been duly authorized by all requisite corporate action. No other corporate action is necessary for the authorization, execution, delivery and performance by such Franchisees of this Agreement or any Other Agreements and the consummation by such Franchisees of the transactions contemplated hereby and thereby. This Agreement and the Other Agreements have been duly executed and delivered by each Franchisee and constitute the legal, valid and binding obligations of such Franchisee, enforceable against such Franchisee in accordance with their terms.

                  (c) No Approvals or Notices Required; No Conflict with Instruments. The execution, delivery and performance of this Agreement and the Other Agreements by each Franchisee and the consummation by it of the transactions contemplated hereby (i) will not violate (with or without the giving of notice or the lapse of time or both), or require any consent, approval, filing or notice under any provision of any law, rule or regulation, court order, judgment or decree applicable to such Franchisee, and (ii) will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of such Franchisee, under, the articles of incorporation or bylaws of such Franchisee or any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or Other Agreement to which such Franchisee is a party or by which such Franchisee or any of its assets or properties is bound.

                  (d) Acquisition for Own Account. Each Franchisee is acquiring its Franchisee's Units for its own account for investment and not with a view to the sale or distribution thereof or with the present intention of distributing or selling the same, or dividing any such securities with any other person, except as may be contemplated or permitted by that certain Limited Liability Company Agreement of even date herewith by and among the Franchisees and Old PUB. It is specifically understood that (i) one or more of the Franchisees may transfer and assign their respective Franchisee's Units to other Franchisees soon after the execution hereof and (ii) any such transfer and assignment shall not be a violation of the representation contained in the immediately preceding sentence provided that the transferee Franchisees reconfirm and affirm such representation with respect to the Franchisee's Units so transferred to the transferee Franchisees.

         4.3. Survival of Representations and Warranties. The respective representations and warranties of the parties contained herein shall survive the execution and delivery of this Agreement and the other Agreements at the Closing for a period of one (1) year following the Effective Date (the "Survival Period"). Notwithstanding the right of the Franchisees to investigate the Assets and the Publishing Business, the Franchisees shall have the right to rely fully upon the representations, warranties, covenants and agreements of TPRM and Old PUB contained in this Agreement and pursue all rights and remedies in connection therewith; unless as of the date hereof such Franchisee has actual knowledge that any representations and warranties of Old PUB and TPRM contained in this Agreement are false or misleading in any material respect, in which circumstance such Franchisee shall have no rights of reliance or pursuance of remedies related to such representations and warranties. Subject to Article 7, a claim for a breach of a representation or warranty must be asserted by the Indemnified Party (as hereinafter defined) prior to the expiration of the Survival Period by providing the written notice required by Section 7.4(a) below. In such event, the Indemnifying Party's (as hereinafter defined) obligation under the Agreement shall continue with respect to such claim until resolution thereof.

5.       Deliveries at Closing.

         5.1. Deliveries by Old PUB and TPRM. In addition to the instruments and other items to be delivered by Old PUB to the Company at the Closing pursuant to Section 1.3 above, concurrently with the execution and delivery of this Agreement, Old PUB and TPRM shall also execute (where appropriate) and deliver to the Company and the Franchisees the following:

                  (a) Authority and Proceedings. In a form reasonably acceptable to the Franchisees, certified copies of resolutions duly adopted by the Board of Directors and shareholders of Old PUB and TPRM (which resolutions shall be in full force and effect at the time of delivery) authorizing the execution and delivery and performance of this Agreement and the Other Agreements and all transactions contemplated by or incidental thereto, and such other instruments, certificates and documents as the Franchisees shall reasonably request.

                  (b) Third Party Consents. All third party consents or approvals, except for those the failure of which to obtain would not have a material and adverse effect on the Company.

         5.2. Deliveries by the Franchisees. Concurrently with the execution and delivery of this Agreement, the Franchisees shall execute (where appropriate) and deliver to Old PUB, TPRM and the Company the following:

                  (a) Authority and Proceedings. For each corporate Franchisee, in a form reasonably acceptable to Old PUB, certified copies of resolutions duly adopted by the Board of Directors of such Franchisee (which resolutions shall be in full force and effect at the time of delivery) authorizing the execution and delivery and performance of this Agreement and the Other Agreements and all transactions contemplated by or incidental thereto, and such other instruments, certificates and documents as Old PUB shall reasonably request.

                  (b) Franchise Addendum. Each Franchisee shall execute and deliver to TPRM, an Addendum to its Franchise Agreement with TPRM.

         5.3. Additional Closing Documents and Actions. The following additional actions shall take place concurrently with or prior to the Closing:

                  (a) Limited Liability Company Agreement. Old PUB and the Franchisees shall adopt and execute and deliver to each other the Limited Liability Company Agreement.

                  (b) Issuance of Certificates. The Company shall issue to Old PUB certificates representing the Old PUB Units and shall issue to each Franchisee certificate(s) representing the number of Franchisees Units set forth opposite such Franchisee's name in Exhibit "A".

                  (c) Contribution to Old PUB. Old PUB shall have received an equity contribution of $200,000 either in the form of a cash contribution from its current shareholders or in the form of forgiveness of $200,000 of the related party indebtedness identified on the March 31, 1995 unaudited balance sheet of Old PUB.

6.       Covenants; Action Subsequent to Closing.

         6.1. Mail. Old PUB authorizes and empowers the Company on and after the Effective Date to receive and open all mail received by the Company relating to the Publishing Business or the Assets and to deal with the contents of such communications in any proper manner. Old PUB shall promptly deliver to the Company any mail or other communication received by it after the Effective Date pertaining to the Publishing Business or the Assets and any cash, checks or other instruments of payment to which the Company is entitled.

         6.2. Third Party Consents. To the extent that Old PUB's rights under any Contract or other Asset may not be transferred without the consent or approval of another person which has not been obtained at the Closing despite the exercise by Old PUB of its reasonable best efforts, this Agreement shall not constitute an agreement to transfer the same if an attempted transfer would constitute a breach thereof or be unlawful, and Old PUB at the Company's expense, shall use its reasonable best efforts to obtain any such required consent or approval as promptly as possible. If any such consent or approval shall not be obtained or if any attempted transfer would be ineffective or impair the Company's right to the Assets in question so that the Company would not in effect acquire the benefit of all such rights, Old PUB, to the maximum extent permitted by law, shall act after the Closing as the Company's agent in order to obtain for the Company the benefits thereunder, and shall cooperate, to the maximum extent permitted by law, with the Company in any other reasonable arrangements designed to provide such benefits to the Company. Nothing contained in this Section 6.2 shall relieve Old PUB of its obligations under any other provisions of this Agreement.

7.       Indemnification.

         7.1. Indemnification by Old PUB and TPRM. Subject to the provisions of this Section 7, Old PUB and TPRM shall, jointly and severally, defend, indemnify and hold harmless the Company, each Franchisee, each officer, director and agent of the Company or a Franchisee and each person who controls the Company or a Franchisee in respect of any material losses, claims, damages, liabilities, deficiencies, delinquencies, defaults, assessments, fees, penalties or related costs or expenses, including, but not limited to, court costs and attorneys', and accountants' fees and disbursements (collectively referred to throughout this Agreement as "Damages") to which the Company, each Franchisee, or any such person may become subject if, and to the extent, such Damages arise out of or are based upon: (i) the breach of any of the representations, warranties, covenants or agreements made by Old PUB or TPRM in this Agreement or any Other Agreement or any certificate, document, schedule, instrument or Other Agreement delivered in connection herewith or therewith and
                  (ii) any liability or other debts, obligations or contracts of Old PUB or any of its affiliates, other than the Assumed Liabilities.

         7.2. Indemnification by the Company. Subject to the provisions of this Section 7, the Company shall defend, shall indemnify and hold harmless Old PUB and TPRM, each officer, director and agent of Old PUB and each person who controls Old PUB or TPRM in respect of any material Damages to which Old PUB, TPRM, or any such person may become subject if, and to the extent, such Damages arise out of or are based upon the Company's obligation for the Assumed Liabilities.

         7.3. Indemnification by the Franchisees. Each of the Franchisees, severally, but not jointly, shall indemnify and hold harmless, Old PUB, TPRM, the Company, each officer, director and agent of Old PUB, the Company and TPRM, and each person who controls Old PUB, the Company and TPRM in respect of any material Damages to which Old PUB, the Company, TPRM, or any such person may become subject if, and to the extent, such Damages arise out of or are based upon the breach of any representations and warranties, covenants or agreements made by such Franchisees in this Agreement or any Other Agreement or any certificate, document, schedule, instrument or Other Agreement executed in connection herewith or therewith.

         7.4. Indemnification Procedures. The obligations and liabilities of each indemnifying party hereunder with respect to claims resulting from the assertion of liability by the other party or third parties shall be subject to the following terms and conditions:

                  (a) If any person shall notify an indemnified party (the "Indemnified Party") with respect to any matter (a "Claim") which may give rise to a claim for indemnification against Old PUB (or TPRM), the Company or one or more of the Franchisees (the "Indemnifying Party") under this Section 7, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety (subject to any limitations contained in Section 7) of any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of or caused by the Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Claim and fulfill its indemnification obligations hereunder, (C) the Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Claim is not, in the good faith judgment of the Indemnifying Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Claim actively and diligently.

                  (c) So long as the Indemnifying Party is conducting the defense of the Claim in accordance with Section 7.4(b) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                  (d) In the event any of the conditions in Section 7.4(b) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and, upon notice to the Indemnifying Party, consent to the entry of any judgment or enter into any settlement with respect to, the Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Party will remain responsible for any damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Claim to the fullest extent provided in this Section 7.

8.       Miscellaneous.

         8.1. Public Announcements. Prior to the Effective Date, no news release or other public announcement pertaining in any way to the transactions contemplated by this Agreement will be made by any party hereto except in accordance with the terms of this Agreement.

         8.2. Expenses. Except as otherwise specifically provided for herein or in that certain letter agreement dated March 17, 1995 and signed by Michael F. Rogers and TPRM, each of the parties hereto shall pay the fees and expenses incurred by it in connection with the negotiation, preparation, execution and performance of this Agreement and the Other Agreements, including, without limitation, attorneys' fees and accountants' fees.

         8.3. Notices. All notices, offers, approvals, elections, consents, acceptances, waivers, reports, requests and other communications required or permitted to be given hereunder (all of the foregoing hereinafter collectively referred to as "Communications") shall be in writing and shall be deemed to have been duly given if delivered personally with receipt acknowledged or sent by registered or certified mail or equivalent, if available, return receipt requested, or by facsimile (with an appropriate answer back code), telex or cablegram (which shall be confirmed by a writing sent by registered or certified mail or equivalent on the same day that such facsimile, telex or cablegram is sent), or by recognized overnight courier for next day delivery, addressed or sent to the parties at the following addresses and facsimile numbers or to such other or additional address or facsimile numbers or to such other or additional address or facsimile number as any party shall hereafter specify by Communication to the other parties:

                  TPRM:             The Princeton Review Management Corp.
                                    2315 Broadway
                                    New York, New York 10024
                                    Fax No. (212) 874-0775
                                    Attention: Mr. John Katzman

                  WITH A COPY TO:   Mr. John P. Schmitt
                                    Patterson, Belknap, Webb & Tyler LLP
                                    1133 Avenue of the Americas
                                    New York, New York 10036-6710
                                    Fax No. (212) 336-2222

                  OLD PUB:          The Princeton Review Publishing Co., Inc.
                                    2315 Broadway
                                    New York, New York 10024
                                    Fax No. (212) 874-0775
                                    Attention: Mr. John Katzman

                  WITH A COPY TO:   Mr. John P. Schmitt
                                    Patterson, Belknap, Webb & Tyler LLP
                                    1133 Avenue of the Americas
                                    New York, New York 10036-6710
                                    Fax No. (212) 336-2222

                  THE COMPANY:      The Princeton Review Publishing Company,
                                    L.L.C.
                                    2315 Broadway
                                    New York, New York 10024
                                    Fax No. (212) 874-0775
                                    Attention: Mr. John Katzman

                  WITH A COPY TO:   Mr. Michael F. Rogers
                                    Sewell & Riggs A Professional Corporation
                                    333 Clay Avenue, Suite 800
                                    Houston, Texas  77002
                                    Fax No. (713) 652-8808
                                    (OR SUCH OTHER PARTY AS MAY BE
                                    DESIGNATED BY THE FRANCHISEES)

                  WITH A COPY TO:   Mr. John P. Schmitt
                                    Patterson, Belknap, Webb & Tyler LLP
                                    1133 Avenue of the Americas
                                    New York, New York 10036-6710
                                    Fax No. (212) 336-2222

                  FRANCHISEES:      See addresses for Each Franchisee on such
                                    Franchisee's separate signature page

                  WITH A COPY TO:   Mr. Michael F. Rogers
                                    Sewell & Riggs A Professional Corporation
                                    333 Clay Avenue, Suite 800
                                    Houston, Texas  77002
                                    Fax No. (713) 652-8808
                                    (OR SUCH OTHER PARTY AS MAY BE
                                    DESIGNATED BY THE FRANCHISEES)

         Notice of change of address shall be deemed given when actually received or upon refusal to accept delivery thereof; all other Communications shall be deemed to have been given, received and dated on the earlier of: (i) when actually received or upon refusal to accept delivery thereof; or (ii) on the date when delivered personally, one
         (1) day after being sent by facsimile, cable, telex or overnight courier and four (4) business days after mailing, as aforesaid.

         8.4. New York Law to Apply. This Agreement shall be construed under and in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof.

         8.5. Section Headings; Index. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         8.6. Legal Construction. In case any one or more of the provisions contained in this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid and unenforceable provision in light of the tenor of this Agreement and, upon so agreeing, shall incorporate such substitute provision in this Agreement.

         8.7. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original. Each of the Franchisees shall execute a separate signature page in the form attached hereto. By executing a separate signature page in the form attached hereto, each Franchisee hereby authorizes and agrees that such separately executed signature page may be appended to the original counterparts of this Agreement to become a part thereof.

         8.8. Gender. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

         8.9. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         8.10. Assignability. Neither TPRM or any Franchisee shall be entitled to assign this Agreement except to a transferee which has acquired all of such party's shares in the Company in a manner permitted by the Limited Liability Company

                  Agreement, and no such assignment shall release the transferring party from any of its obligations or duties under this Agreement.

         8.11.    Arbitration.

                  (a) Requirement. All claims, controversies disputes and other matters in question arising out of, or relating to this Agreement, the breach hereof or the rights, privileges, responsibilities or duties between or among any one or more of the parties bound by this Agreement, shall be decided by arbitration in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the AAA then existing unless all of the parties to such claim, controversy or dispute or other matter in question unanimously agree to the contrary. The provisions contained in this Section
                           8.11 shall be specifically enforceable under the prevailing arbitration law.

                  (b) Timeliness. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and in no event shall it be made when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

                  (c) Procedure. The arbitrator or arbitrators for any proceeding conducted hereunder shall be selected in accordance with the commercial arbitration rules of the AAA. The award rendered by the arbitrator or arbitrators shall be final, and judgment may entered upon it in accordance with applicable law and any court having jurisdiction thereover, the parties hereto consenting to the jurisdiction of such courts for this purpose.

                  (d) Costs. Except as provided to the contrary herein, the fees and expenses related to the services provided by the arbitrators and the AAA in connection with any arbitration proceeding hereunder shall be paid one-half by each party to such arbitration proceeding. Notwithstanding the foregoing, the prevailing party in any arbitration proceeding conducted hereunder shall be promptly reimbursed by the other party for all attorneys' fees reasonably incurred by the prevailing party in such arbitration proceeding and all fees and expenses paid by such prevailing party for the services rendered by the arbitrators and the AAA.

         8.12. Entire Agreement, Modification, Consents and Waivers. This Agreement (including the Schedules and Exhibits hereto and the certificates to be delivered in connection herewith) and all of the other documents, instruments, letters and agreements executed effective of even date herewith contains the entire agreement of the parties with respect to the subject matter thereof. No interpretation, change, termination or waiver of or extension of time for the performance under any provision of this Agreement shall be binding upon any party unless in writing and signed by the party intended to be bound thereby. Receipt by any party of money or other consideration due under this Agreement, or the Closing of the transactions contemplated hereby, with or without knowledge of breach, shall not constitute a waiver of such breach or any provision of this Agreement. Except as otherwise provided in this Agreement, no waiver of or other failure to exercise any right under, or default or extension of time for performance under, any provision of this Agreement shall affect the right of any party to exercise any subsequent right under or otherwise enforce said provision or any other provision hereof or to exercise any right or remedy in the event of any other default, whether or not similar.

9.       Special Provisions.

         9.1. Rights upon Reconstitution of Publishing Business. If the TPRM License should ever terminate or expire, for whatever reason, and TPRM (or any person that controls, is controlled by or is under common control with TPRM) should thereafter elect to continue the Publishing Business, then TPRM and the Franchisees shall each have the following rights and obligations:

                  (a) TPRM (i) must conduct the Publishing Business, or cause the Publishing Business to be conducted, through a new corporation or limited liability company ("new publishing company") pursuant to a license agreement similar to the License Agreement,
                           (ii) shall cause each of the Franchisees (or the assignee of such Franchisee's rights under this
                           Section 9.1(a)) to receive the same percentage ownership interest in the new publishing company, simultaneously with the initial issuance of the new publishing company's stock, which such Franchisee owned on the formation of the Company and (iii) shall cause the owner or owners of all other ownership interests of the new publishing company to enter into an agreement, simultaneously with the initial issuance of the new publishing company's ownership interests, in a form and content substantially similar to the Limited Liability Company Agreement being entered into of even date herewith in regard to the ownership interests of the Company.

                  (b) The Franchisees shall (i) make the agreement contained in Section 2 hereof at such time for the benefit of the new publishing company, (ii) execute such other documents as may be necessary to reflect that the new publishing company will enjoy all other privileges and benefits conferred upon the Company pursuant to this Agreement and (iii) execute and enter into, or, if applicable, cause the assignee of Franchisee's rights under this Section 9.1 to execute and enter into, the agreement referred to clause
                           (iii) of Section 9.1(a) hereof.

         At the option of each Franchisee, the rights contained in this Section
         9.1 may be sold, transferred or assigned only together with such Franchisee's units of membership interests in the Company.

         9.2.     Intentionally Omitted.

         9.3. Transfer by Certain Franchisees to Affiliates. Immediately upon completion of the transactions contemplated hereby, certain of the Franchisees shall, and hereby do, transfer, assign and convey (i) such Franchisee's units of non-voting membership interests in the Company issued pursuant to this Agreement and (ii) all of the rights of such Franchisee under
                  Section 9.1 hereof to the person designated next to such Franchisee's name on Exhibit "A" attached hereto as such Franchisee's "Immediate Transferee." All Immediate Transferee's of a Franchisee shall be an affiliate of such Franchisee. If there is no Immediate Transferee designated next to any Franchisee's name on Exhibit "A" attached hereto, then such Franchisee is not transferring its units of non-voting membership interests in the Company issued pursuant to this Agreement to any person pursuant to the provisions of this Section 9.3. To avoid unnecessary issuance and cancellation of certificates, the initial certificates evidencing those units of non-voting membership interests in the Company being issued to the Franchisees who are transferring those shares to an Immediate Transferee, may be initially issued to the Immediate Transferee.

         9.4.     Intentionally omitted

         9.5. Franchisees' Legal Fees. Reference is made to the fact that some of the Franchisees ("Fronting Franchisees") have incurred and paid certain legal fees ("Franchisee Legal Fees") in connection with the negotiation and preparation of this Agreement and certain other documents and agreements being executed of even date herewith. As a condition precedent to each Franchisee's right to receive the number of units of non-voting membership interests indicated on Exhibit "A" attached hereto, such Franchisee shall remit to the Company on behalf of the Fronting Franchisees, an amount equal to $28.00 multiplied by the number of units of non-voting membership interests to be issued to such Franchisee. Each of the Fronting Franchisees shall be entitled to a credit against such amount payable pursuant to this Section 9.5 in the amount which such Fronting Franchisee has actually paid through the Closing toward the Franchisee Legal Fees. All amounts collected by the Company pursuant to this Section 9.5 shall be paid to the Fronting Franchisees in reimbursement of the Franchisee Legal Fees paid by each of them or for which they are obligated. If the total amount collected pursuant to this
                  Section 9.5 exceeds the total amount of Franchisee Legal Fees, then the excess shall be refunded to the Franchisees by the Company in proportion to the number of units of non-voting membership interests owned by each of them. Company agrees and covenants, for the benefit of the Fronting Franchisees, that it will not issue the certificate representing Franchisee's units of non-voting membership interests until it has received payment of the amount required pursuant to the provisions hereof from such Franchisee.

         9.6. Legend Requirement. The Certificates representing the Old PUB Units and the Franchisees Units shall bear the following legend:

                           THE UNITS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.

         The Franchisees and Old Pub further agree and covenant that they shall not make any transfer or assignment of any units of membership interests in the Company issued to them if such transfer or assignment would be in violation of any federal or state securities or other law or that would cause the Company to be in such violation.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement effective as of the Effective Date.

                                    THE PRINCETON REVIEW MANAGEMENT CORP.

                                    By:    /s/ John Katzman
                                       -----------------------------------------
                                    Name:   John Katzman
                                         ---------------------------------------
                                    Title:  President
                                          --------------------------------------
                                                                     TPRM

                                    THE PRINCETON REVIEW PUBLISHING
                                        COMPANY, L.L.C..

                                    By:    /s/ John Katzman
                                       -----------------------------------------
                                    Name:   John Katzman
                                         ---------------------------------------
                                    Title:  President
                                          --------------------------------------
                                                                     THE COMPANY

                                    THE PRINCETON REVIEW PUBLISHING CO., INC.

                                    By:    /s/ John Katzman
                                       -----------------------------------------
                                    Name:   John Katzman
                                         ---------------------------------------
                                    Title:  President
                                          --------------------------------------
                                                                     OLD
                                                                     PUB

                             FRANCHISEE JOINDER TO

                               FORMATION AGREEMENT

         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee:
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee:
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable):
                  --------------------------------------------------------------

Address for Notice:
                   -------------------------------------------------------------

                                   EXHIBIT "A"

                                   Immediate                Number of Units
Name of                            Transferee               of Non-Voting
Franchisee                         (if any)                 Membership
----------                         --------                 ----------
Amherst                                                     29.74
Anaheim                                                     118.4
Boston                                                      160.73
Chapel Hill                                                 27.66
Charlotte                                                   6.82
Cleveland                                                   25.68
Denver                                                      41.44
Detroit                                                     48.06
Fairfield                                                   56.99
Gainsville                                                  13.94
Los Angeles                                                 205.45
Miami                                                       58.59
New Hampshire                                               22.4
New Jersey                                                  355.16
New Orleans                                                 6.29
Oklahoma                                                    3.12
Phoenix                                                     24.19
Pittsburgh                                                  25.1
Puerto Rico                                                 4.26
Rhode Island                                                20.81
St. Louis                                                   25.17
San Diego                                                   38.31
San Jose                                                    79.54
Tennessee                                                   11.1
Texas                                                       230.76
Utah                                                        5.25
Westchester                                                 79.31
San Francisco                                               36.62

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Charles F. Emmons & Charles F. Emmons, Jr., Jointly
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Charles F. Emmons & /s/ Charles F. Emmons, Jr., Jointly
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Charles F. Emmons & Charles F. Emmons, Jr.
                  --------------------------------------------------------------

Address for Notice:  P.O.Box  390
                   -------------------------------------------------------------
                     Florence, MA  01060
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Princeton Review of Boston, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Matthew Rosenthal
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Matthew Rosenthal
                  --------------------------------------------------------------

Address for Notice:  57 Union Street, # 1
                   -------------------------------------------------------------
                     Newton,  MA  02159
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Princeton Review of Orange County, Inc..
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Paul Kanarek
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Paul Kanarek
                  --------------------------------------------------------------

Address for Notice:  The Princeton Review
                   -------------------------------------------------------------
                     215 Michelson Drive #280
                   -------------------------------------------------------------
                     Irvine,  CA  92715
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Patricia Krebs
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Patricia Krebs
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Patricia Krebs
                  --------------------------------------------------------------

Address for Notice:  1829 E. Franklin Street, #600
                   -------------------------------------------------------------
                     Chapel Hill, NC  27514
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Eric B. Moore
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Eric B. Moore
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Eric B. Moore
                  --------------------------------------------------------------

Address for Notice:  1206 Providence Road
                   -------------------------------------------------------------
                     Charlotte, NC  28207
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: The Princeton Review - Peninsula, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Pamela N. Hirsch
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Pamela N. Hirsch
                  --------------------------------------------------------------

Address for Notice:  6849 Camden Ave., # 106
                   -------------------------------------------------------------
                     San Jose, CA 95120
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Test Services, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Michael A. Bjornstad
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Michael A. Bjornstad
                  --------------------------------------------------------------

Address for Notice:  7350 N. Broadway
                   -------------------------------------------------------------
                     Denver, CO  80221
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Lecamp Co. Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Lloyd Eric Cotsen
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Lloyd Eric Cotsen
                  --------------------------------------------------------------

Address for Notice:  1880 Veteran Avenue (#310)
                   -------------------------------------------------------------
                     Los Angeles, CA  90025
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee:The Princeton Review of New Hampshire and Maine, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Matthew Rosenthal
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Matthew Rosenthal
                  --------------------------------------------------------------

Address for Notice:  57 Union Street, #1
                   -------------------------------------------------------------
                     Newton, MA  02159
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: The Princeton Review of New Jersey, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Robert Cohen
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Robert Cohen
                  --------------------------------------------------------------

Address for Notice:  252 Nassau Street
                   -------------------------------------------------------------
                     Princeton, NJ  08542
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: The Princeton Review of Pittsburgh, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Audrey Olmer
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Audrey Olmer
                  --------------------------------------------------------------

Address for Notice:  P.O. Box 81123
                   -------------------------------------------------------------
                     Pittsburgh, PA  15217
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: The Princeton Review of RI, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Paul M. Stouber
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Paul M. Stouber
                  --------------------------------------------------------------

Address for Notice:  125 Thayer Street
                   -------------------------------------------------------------
                     Providence, RI  02906
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: The Princeton Review of St. Louis, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Wm Lindsley
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Wm Lindsley
                  --------------------------------------------------------------

Address for Notice:  9666 Olive Boulevard, Suite 140
                   -------------------------------------------------------------
                     St. Louis, Missouri  63132-3019
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: The Kafiristan Blokes
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ F. Wade McKinney/Stephen A. Leake
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): The Princeton Review
                  --------------------------------------------------------------

Address for Notice:  3508 Belmont Blvd.
                   -------------------------------------------------------------
                     Nashville, TN  37215
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: TS. TS, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Rob Case/Kevin Campbell
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): Rob Case Kevin Campbell
                  --------------------------------------------------------------

Address for Notice:  701 N. Post Oak Road, #8
                   -------------------------------------------------------------
                     Houston, TX  77024
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: Elyane Harney (Utah)
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ Elyane Harney
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): The Princeton Review
                  --------------------------------------------------------------

Address for Notice:  8 E. Broadway, Suite 212
                   -------------------------------------------------------------
                     Salt Lake City, UT  84111
                   -------------------------------------------------------------

                              FRANCHISEE JOINDER TO
                               FORMATION AGREEMENT


         By executing in the space provided below, the Franchisee identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Formation Agreement dated effective May 31, 1995 by and among The Princeton Review Publishing Company, L.L.C., The Princeton Review Publishing Co., Inc., The Princeton Review Management Corporation and the other independent The Princeton Review franchisees identified on exhibit "A" attached thereto

Printed Name of Franchisee: The Princeton Review of Northern California, Inc.
                           -----------------------------------------------------

Signature of Franchisee or
  Authorized Officer of
  Franchisee: /s/ John Katzman
             -------------------------------------------------------------------

Printed Name of Officer
  (if applicable): John Katzman
                  --------------------------------------------------------------

Address for Notice:  2315 Broadway
                   -------------------------------------------------------------
                     New York, New York 10024
                   -------------------------------------------------------------